SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) March 15, 1999
                               (March 12, 1999)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-8 (No. 33-53327, No. 33-61339 and No. 33-60069), we hereby file the following press release.


                                                     Contact:  Susan Gaffney
                                                               (302) 774-2698


           DUPONT OUTLINES SUSTAINABLE GROWTH STRATEGY FOR INVESTORS



        WILMINGTON, Del., March 12 -- At a meeting here today for securities analysts and investors, DuPont's Chairman and Chief Executive Officer,
Charles O. Holliday, Jr., outlined a broad strategy for the company to achieve sustainable growth.

        "DuPont is a science company. We bring science to the marketplace in ways that benefit people and generate value for our shareholders," Holliday said. "Through science, our goal is to accelerate the transformation of DuPont using a combination of portfolio adjustments, new business models based more on knowledge intensity and less on capital investment, and the use of Six Sigma technology for productivity improvement."

        Speaking to the audience of more than 200 securities analysts and institutional investors, Holliday outlined the company's progress toward becoming a faster growing, more profitable and less cyclical company. "We called this meeting to address the issues that are on your mind, and our agenda is designed to deal specifically with the information that you need to value our efforts and our businesses." Highlights included:

     o DuPont announced that it is in discussion with Pioneer Hi-Bred International Inc. regarding a possible business combination. There can be no assurances that any transaction will be concluded.

     o On the productivity front, Holliday announced that DuPont will implement Six Sigma quality programs throughout the company. "We will create significant productivity improvements through cost reduction and revenue enhancement, and we expect to see some positive impact as early as this year," he said.

     o DuPont's annual capital expenditure budget is being reduced - totaling about $2 billion in 1999, down from $2.3 billion (excluding Conoco, which is reported as discontinued operations) in 1998.






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





     o Plans to improve polyester operations, currently at a deep cyclical trough, include significant cost and capital reduction, introduction of new technologies, and creating alliances and joint ventures. "If we do not see the anticipated improvements, we will pursue other alternatives," Holliday said.

     o DuPont is "changing the business model" under which its large nylon enterprise operates. Although profitable today, the imperative is to grow the business with less capital intensity and further reduce cyclicality.

     o DuPont also noted that it expects by mid-2000 to begin receiving its full 50 percent share of earnings from "Cozaar", an antihypertension drug, under the equalization agreement with Merck. It is difficult to determine the exact date because of the complicated formula under which equalization will occur.

     o Holliday said the company would aggressively and rapidly pursue efforts to grow its Life Sciences businesses: Crop Protection Products, Nutrition & Health, and Pharmaceuticals. Earlier this week DuPont announced that it is actively seeking alliances with strong partners in the pharmaceuticals industry, and that its board has authorized actions toward the creation and issuance of a "tracking" stock for its life sciences businesses.

     o DuPont also noted at the meeting that the previously announced negotiations with Tongkook, a Korean elastane fiber producer, have been terminated.

        In response to new financial reporting requirements, and to help investors better understand its businesses, the company also unveiled a new financial reporting structure for its business portfolio. With its 1998 annual report, DuPont will begin discussing its performance according to eight reportable segments: Agriculture & Nutrition, Nylon Enterprise, Performance Coatings & Polymers, Pharmaceuticals, Pigments & Chemicals, Polyester Enterprise, Specialty Fibers and Specialty Polymers. In addition, the company has an "Other" segment which represents less than 2 percent of total 1998 segment sales.

        The company also made available today three-year summary financial data for consolidated operations according to the new segment alignment.
Those data are attached to this release and will be available at the company's website, http://www.dupont.com/corp/ir/98/3yrsum.html.
         --------------------------------------------
        Founded in 1802, DuPont is a global science and technology-based company. DuPont serves worldwide markets including food and nutrition, health care; agriculture, fashion and apparel; home and construction; electronics; and transportation. The company operates in more than 70 countries and has 92,000 employees.






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





        Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures, financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its Current Report on Form 8-K filed on November 13, 1998, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance.

                                      ###

3/12/99











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

                 E. I. DU PONT DE NEMOURS AND COMPANY AND
                         CONSOLIDATED SUBSIDIARIES

                 CONSOLIDATED INDUSTRY SEGMENT INFORMATION
            THREE-YEAR SUMMARY OF SEGMENT SALES AND NET ASSETS
                           (Dollars in millions)


                                                   Segment Sales(1)
                                           --------------------------------
                                             1998        1997        1996
                                           --------    --------    --------
Agriculture & Nutrition                    $ 3,156     $ 2,513     $ 2,443
Nylon Enterprise                             4,594       4,582       4,186
Performance Coatings & Polymers              4,607       4,676       4,573
Pharmaceuticals                              1,109         753         721
Pigments & Chemicals                         3,659       3,812       3,734
Polyester Enterprise                         2,797       2,215       2,337
Specialty Fibers                             3,296       3,320       3,095
Specialty Polymers                           4,093       4,094       3,835
Other                                          445       1,022       1,542
                                           -------     -------     -------
  Total Segment Sales                       27,756      26,987      26,466

Elimination of Intersegment Transfers         (729)       (754)       (818)
Elimination of Equity Affiliate Sales       (2,260)     (2,204)     (2,045)
Miscellaneous                                  -            60          41
                                           -------     -------     -------
  Total Sales Per Consolidated
    Financial Statements                   $24,767     $24,089     $23,644
                                           =======     =======     =======

                                                Segment Net Assets(2)
                                           --------------------------------
                                             1998        1997        1996
                                           --------    --------    --------
Agriculture & Nutrition                    $ 4,069     $ 3,231     $ 1,405
Nylon Enterprise                             3,082       2,928       2,325
Performance Coatings & Polymers              2,214       2,043       1,879
Pharmaceuticals                              1,843         404         439
Pigments & Chemicals                         1,734       1,885       1,929
Polyester Enterprise                         3,142       3,156       1,212
Specialty Fibers                             2,574       2,332       2,232
Specialty Polymers                           2,183       2,011       1,865
Other                                          260         375       1,123
                                           -------     -------     -------
  Total Segment Net Assets                  21,101      18,365      14,409

Corporate Assets                             4,768       5,296       5,990
Liabilities Included in Net Assets           4,250       4,630       4,092
Net Assets of Discontinued Operations        8,417       8,398       7,851
                                           -------     -------     -------
  Total Assets Per Consolidated
    Financial Statements                   $38,536     $36,689     $32,342
                                           =======     =======     =======
-----------------
(1) Segment sales include pro rata equity affiliate sales and intersegment transfers.
(2) Segment net assets measures net working capital, net permanent investment and other noncurrent operating assets and liabilities of the segment.



                        E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

                                     CONSOLIDATED INDUSTRY SEGMENT INFORMATION
                                THREE-YEAR SUMMARY OF UNDERLYING AND REPORTED ATOI
                                               (Dollars in millions)


                                                  Underlying ATOI                        Reported ATOI
                                           -----------------------------    ---------------------------------------
                                            1998       1997       1996         1998          1997           1996
                                           -------    -------    -------    ----------    -----------    ----------
Agriculture & Nutrition                    $  330     $  448     $  461     $  257 <Fa>   $(1,017)<Ff>   $  351 <Fj>
Nylon Enterprise                              406        372        354        244 <Fb>       372           334 <Fk>
Performance Coatings & Polymers               525        519        447        508 <Fb>       519           502 <Fl>
Pharmaceuticals                               185        162        305       (668)<Fc>       234 <Fg>      305
Pigments & Chemicals                          581        513        507        577 <Fb>       513           493 <Fk>
Polyester Enterprise                           (7)       187        177       (228)<Fd>       124 <Fh>      161 <Fk>
Specialty Fibers                              662        708        624        659 <Fb>       708           624
Specialty Polymers                            608        577        496        598 <Fb>       577           496
Other                                         105         (5)       (69)       183 <Fe>      (225)<Fi>      (24)<Fm>
                                           ------     ------     ------     ------        -------        ------
  Total After-Tax Operating Income          3,395      3,481      3,302      2,130          1,805         3,242

Interest and Exchange Gain (Losses)          (292)      (226)      (182)      (292)          (226)         (182)
Corporate Expenses                           (190)      (147)      (129)      (190)          (147)         (129)
                                           ------     ------     ------     ------        -------        ------
  Income From Continuing Operations        $2,913     $3,108     $2,991     $1,648        $ 1,432        $2,931
                                           ======     ======     ======     ======        =======        ======

Diluted EPS for Continuing Operations      $ 2.55     $ 2.70     $ 2.61     $ 1.43        $  1.24        $ 2.56

-----------------------
1998
----
<Fa> Includes a $60 charge to adjust the preliminary allocation of purchased in-process research and development for PTI and a $13 charge related to productivity improvement initiatives.

<Fb> Includes charges associated with productivity improvement initiatives
     (Nylon Enterprise - $162; Performance Coatings & Polymers - $17; Pigments & Chemicals - $4; Specialty Fibers - $3; Specialty Polymers - $10).

<Fc> Includes a $799 charge for purchased in-process research and development associated with the purchase of Merck's 50 percent interest in The DuPont Merck Pharmaceutical Company and a $54 impairment write-down to fair value of certain Pharmaceuticals assets.

<Fd> Includes a $123 charge for adjustments to the preliminary allocation of purchased in-process research and development for the purchase of the ICI polyester businesses and a $98 charge associated with productivity improvement initiatives.

<Fe> Includes a $121 gain on the sale of CONSOL Energy Inc. and a $43 charge related to productivity improvement initiatives.


[FN]

1997
----
<Ff> Includes charges of $1,403 for purchased in-process research and develop-
     ment related to the Pioneer transaction ($903) and PTI transaction ($500) and $62 associated with the "Benlate" 50 DF fungicide recall.

<Fg> Includes a benefit of $72 from the gain on the sale by DuPont Merck of its generic and multisource product lines.

<Fh> Includes a charge of $63 for purchased in-process research and develop-
     ment related to the ICI polyester resins and intermediates transaction.

<Fi> Includes a charge of $220 associated with the divestiture of certain printing and publishing businesses.

1996
----
<Fj> Includes $110 charge associated with the "Benlate" 50 DF fungicide recall.

<Fk> Includes charges associated principally with employee separation costs in the United States (Nylon Enterprise - $20; Pigments & Chemicals - $14; Polyester Enterprise - $16).

<Fl> Includes $55 benefit associated with formation of DuPont Dow elastomers joint venture.

<Fm> Includes gains of $41 from the sale of certain medical products businesses and $33 related to sale of stock received in connection with the previously sold connector systems business, and a charge of $29, principally employee separation costs outside the United States, associated with the printing and publishing business.









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


                                E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

                                             CONSOLIDATED INDUSTRY SEGMENT INFORMATION
                                           THREE-YEAR SUMMARY OF ADDITIONAL SEGMENT DATA
                                                       (Dollars in millions)


                      Agriculture              Performance             Pigments
                           &         Nylon     Coatings &    Pharma-       &      Polyester   Specialty  Specialty
                       Nutrition   Enterprise   Polymers    ceuticals  Chemicals  Enterprise   Fibers    Polymers   Other    Total
                      -----------  ----------  -----------  ---------  ---------  ----------  ---------  ---------  ------  -------
1998
----
Depreciation and
 Amortization<F1>       $  133        $236        $149        $  60      $232       $  419       $230      $169     $  64   $1,692
Equity in Earnings
 of Affiliates<F2>          10          35          16           77        (3)          (1)        25        12        81      252
Provision for
 Income Taxes               25         140         264         (317)      303         (100)       331       318        89    1,053
Affiliate Net
 Assets<F3>              1,169         551         281           23        62          174        134       237        -     2,631
Expenditures for
 Long-Lived
 Assets<F4>                214         493         229          655       189          706        361       267       134    3,248

1997
----
Depreciation and
 Amortization<F1>       $   73        $231        $157        $  -       $241       $  126       $240      $178     $  64   $1,310
Equity in Earnings
 of Affiliates<F2>        (913)         42          67          232        -             3         23        21        67     (458)
Provision for
 Income Taxes              (16)        177         274          142       238           77        319       289      (178)   1,322
Affiliate Net
 Assets<F3>                882         507         262          437        68          158        127       199       249    2,889
Expenditures for
 Long-Lived
 Assets<F4>                499         490         258           -        203        1,131        285       320       136    3,322

1996
----
Depreciation and
 Amortization<F1>       $   70        $244        $198        $  -       $253       $  147       $247      $179     $ 101   $1,439
Equity in Earnings
 of Affiliates<F2>           6          26          51          302        -            11         20        25        36      477
Provision for
 Income Taxes               56         172         282          186       231           76        287       250       (63)   1,477
Affiliate Net
 Assets<F3>                 28         283         220          479        70          144        116       185       436    1,961
Expenditures for
 Long-Lived
 Assets<F4>                 88         300         219           -        196          167        326       247        67    1,610

-----------------------------------
<F1> Depreciation and amortization includes depreciation on research and development facilities and amortization of intangible assets.
<F2> Equity in earnings of affiliates are reported on an ATOI basis.
<F3> Affiliate net assets (pro rata share) exclude borrowings and other long-term liabilities.
<F4> Expenditures for long-lived assets excludes investments in affiliates and includes payments for long-lived assets as part of business acquisitions.



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




          E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

                       CONSOLIDATED INDUSTRY SEGMENT INFORMATION
                     THREE-YEAR SUMMARY OF GEOGRAPHIC INFORMATION
                                 (Dollars in millions)


                              1998                  1997                  1996
                       -------------------   -------------------   -------------------
                         Net        Net        Net        Net        Net        Net
                       Sales<F1>  Property   Sales<F1>  Property   Sales<F1>  Property
                       --------   --------   --------   --------   --------   --------
North America
    United States      $13,075    $ 8,454    $12,802    $ 7,469    $12,472    $ 6,690
    Canada                 881        459        867        559        808        526
    Mexico                 421        117        402        118        343        103
    Other                   93        135         65         74         66         74
                       -------    -------    -------    -------    -------    -------
      Total             14,470      9,165     14,136      8,220     13,689      7,393

Europe, Middle
  East and Africa
    Germany              1,450        388      1,300        384      1,214        517
    United Kingdom         988      1,078        925        759        968        467
    France                 904        181        863        174        962        167
    Italy                  902          5        818          5        832          6
    Other                2,108      1,188      2,029      1,102      2,091      1,023
                       -------    -------    -------    -------    -------    -------
      Total              6,352      2,840      5,935      2,424      6,067      2,180

Asia Pacific
    Japan                  820        159        914         77      1,020        101
    Taiwan                 591        707        396        688        356        219
    China                  398        208        373        205        348        161
    Singapore               86        635         85        584         63        561
    Other                  947        244      1,157        212      1,138        190
                       -------    -------    -------    -------    -------    -------
      Total              2,842      1,953      2,925      1,766      2,925      1,232

South America
    Brazil                 659         83        642        106        560        101
    Other                  444         90        451         85        403         53
                       -------    -------    -------    -------    -------    -------
      Total              1,103        173      1,093        191        963        154

Total                  $24,767    $14,131    $24,089    $12,601    $23,644    $10,959
                       =======    =======    =======    =======    =======    =======

---------------
<F1> Sales are attributed to countries based on location of customer.



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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




March 15, 1999









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